SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  _X_
Filed by a Party other than the Registrant
Check the appropriate box:
___  Preliminary Proxy Statement
___  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
___  Definitive Proxy Statement
___  Definitive Additional Materials
___ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

________________________________________________________________________________
                             THE TOPPS COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_X_   No fee required.
___   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________
      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________
      (4)   Proposed maximum aggregate value of transaction:
            ____________________________________________________________________
      (5)   Total fee paid:
            ____________________________________________________________________

___   Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:
             ___________________________________________________________________
      (2)    Form, Schedule or Registration Statement No.:
             ___________________________________________________________________
      (3)    Filing Party:
             ___________________________________________________________________
      (4)    Date Filed:
             ___________________________________________________________________

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instruction up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call.

VOTE BY MAIL -
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to the The Topps Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS FOLLOWS:
                TOPPS1 KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------

                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________

THE TOPPS COMPANY, INC.

(Please read both sides before signing)

The Board of Directos recommends a vote FOR
all nominees for director and FOR Item 2.               For  Withhold  For All
                                                        All    All     Except
The undersigned authorizes and instructs
        said proxies to vote as follows:                ___     ___     ___


To withold authority to vote, mark "For All Except"
and write the nominee's number on the line below
___________________________________________________


   ELECTION OF DIRECTORS
   1.  01) Allan A. Feder, 02) David M. Mauer
       and 03) Jack H. Nusbaum

   VOTE ON PROPOSAL                                    For   Against   Abstain
   2.  To ratify the appointment of Deloitte
       & Touche LLP as independent auditors for
       The Topps Company, Inc. for the fiscal            ___     ___      ___
       year ending FEBRUARY 26, 2005                    /__/    /__/     /__/

For comments, please check this box and write them      ___
on the back where indicated                            /__/

Please sign exactly as your name appears above.
 _______________________________________        ________________________________
/______________________________/_______/       /________________________/______/
Signature(PLEASE SIGN WITHIN BOX)  Date        Signature (Joint Owners)   Date

PROXY
                             THE TOPPS COMPANY, INC.

     The undersigned hereby appoints Warren E. Friss and Scott A.Silverstein, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned, all the shares of stock of THE TOPPS COMPANY, INC., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, NY on July 1, 2004 at 10:30 a.m.(local time) and at any adjournments thereof, hereby revoking any proxy hereto- fore given with respect to such stock.

     This Proxy, when properly executed, will be voted in the manner directed herein and, in the discretion of the aforementioned proxies on all other matters which may properly come before the meeting. If no instructions to the contrary is indicated, this Proxy will be voted FOR all nominees for director and FOR
Item 2.

      Please return this proxy in the accompanying business reply envelope, even if you expect to attend in person.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


      COMMENTS: ___________________________________________________________
      _____________________________________________________________________
      _____________________________________________________________________

 (If you noted comments above, please mark corresponding box on reverse side.)

                             THE TOPPS COMPANY, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 1, 2004
                                     _______


To the Stockholders of THE TOPPS COMPANY, INC.

     I am pleased to invite you to attend the annual meeting of stockholders (the "Annual Meeting") of The Topps Company, Inc., a Delaware corporation (the "Company"), which will be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York, on July 1, 2004 at 10:30 A.M., Eastern Standard time, for the following purposes:

     1. To elect three directors to serve for three-year terms until the annual meeting of stockholders to be held in the year 2007;

     2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending February 26, 2005; and

     3. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on May 14, 2004 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

                                        By order of the Board of Directors,


                                                Arthur T. Shorin
                                             Chairman, President and
                                             Chief Executive Officer

Dated:  May 27, 2004


Whether or not you expect to be present at the Annual Meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope. In the event you attend the Annual Meeting and vote in person, the proxy will not be used.

                             THE TOPPS COMPANY, INC.

                              One Whitehall Street
                            New York, New York 10004
                                     _______

                                 PROXY STATEMENT
                                     _______

                                     GENERAL


     The Board of Directors of The Topps Company, Inc. (the "Company") is furnishing this proxy statement (the "Proxy Statement") to all stockholders of record so that they will submit their proxies to be voted at the Annual Meeting of stockholders of the Company (the "Annual Meeting") and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York, on July 1, 2004 at 10:30 A.M., Eastern Standard time. A copy of the Company's Annual Report to Stockholders for the fiscal year ended February 28, 2004 is being mailed to all stockholders with this Proxy Statement. The annual report is also available on the internet at www.topps.com. The approximate mailing date of this Proxy Statement is May 27, 2004.


Proxy Information
-----------------

     Proxies in the form enclosed are being solicited by, or on behalf of, the Company's Board of Directors (the "Board of Directors" or the "Board"). The persons named in the accompanying form of proxy have been designated as proxies by the Board of Directors.

     All proxies received as a result of this request will be voted (except as to matters where authority to vote is specifically withheld). Where the proxy asks that a stockholder choose for or against a proposal, the proxy will be voted in accordance with the stockholder's choice. If no choice is indicated on the proposals, the Board of Directors will vote on behalf of the persons named in the proxy: (i) for the nominees for election as directors of the Company listed herein, and (ii) for the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending February 26, 2005. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted at the discretion of the proxies.

     Stockholders who submit proxies may revoke them at any time before they are voted by written notice to the Company by either submitting a new proxy or by personal ballot at the Annual Meeting.


Record Date and Voting
----------------------

     As of May 14, 2004, the Company had outstanding 40,613,981 shares of common stock, par value $.01 per share ("Common Stock"), entitled to be voted at the Annual Meeting. Each share is entitled to one vote on each matter submitted to a vote of stockholders. Only stockholders of record at the close of business on May 14, 2004 will be entitled to vote at the Annual Meeting. If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, you are considered with respect to those shares the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to submit your voting proxy directly to the Company using the enclosed proxy card or to vote in person at the Annual Meeting.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name". These proxy materials are being forwarded to you by your broker who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker to vote your shares, and your broker or nominee has enclosed a voting instruction card for you to use. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the meeting.

     Under Delaware law and the Company's bylaws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the shares entitled to vote. Proxies marked "abstain" will be included in determining a quorum. On routine matters, brokers who hold customer shares in "street name" but have not timely received voting instructions from their customers have discretion to vote such shares. Since all of the matters to be voted upon at the Annual Meeting are routine, the presence of such shares will be included in determining whether a quorum is present.

     Under Delaware law and the Company's bylaws, proposals must be approved by the affirmative vote of a majority or, in the case of the election of directors, a plurality, of the shares present, either in person or by proxy, at the Annual Meeting and entitled to vote. Accordingly, abstentions will have the same effect as votes "against" a proposal, whereas instructions to withhold voting on the election of any nominee for director will have no effect on the outcome of the vote.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information available to the Company as to shares of Common Stock owned as of May 14, 2004 by (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director and nominee for election as a director, (iii) each person designated in the section of this Proxy Statement captioned "Executive Compensation" and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the shares of Common Stock shown.

             Name of                        Amount and Nature           Percentage of Shares
        Beneficial Owner                of Beneficial Ownership(1)           Outstanding
        ----------------                --------------------------           -----------
Arthur T. Shorin (2) (3) .............          2,855,489                      7.0%
Ronald L. Boyum (4) ..................             54,602                        *
Allan A. Feder (2) (5) ...............             93,400                        *
Ira Friedman (6) .....................             86,200                        *
Stephen D. Greenberg (7)..............            131,400                        *
Ann Kirschner (8) ....................             70,400                        *
David M. Mauer (9) ...................            167,400                        *
Edward D. Miller (10) ................             36,400                        *
Jack H. Nusbaum (11) .................            152,400                        *
John Perillo (12).....................             74,000                        *
Scott A. Silverstein (2) (13).........            276,000                        *
Richard Tarlow (14) ..................             70,400                        *
Stanley Tulchin (15) .................            162,575                        *

Private Capital Management, Inc. (16)          11,177,024                    27.6%
     8889 Pelican Bay Blvd.
     Naples, Florida 34108
Merrill Lynch & Co., Inc. (17)                  5,307,925                    13.1%
     Merrill Lynch Investment Mangers(MLIM)
     World Financial Center
     250 Vesey Street
     New York, New York 10381
Royce & Associates, LLC (18)                    4,482,100                    11.1%
     1414 Avenue of the Americas
     New York, New York 10019
All directors and executive officers
     as a group (19 persons) (2)                5,332,392                   12.5%
_____________________
*     less than 1.0%

(1) Pursuant to regulations of the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares, or has the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

(2) Does not include 50,000, 1,378 and 20,702 shares of Common Stock owned by immediate family members of each of Messrs. Shorin, Feder and Silverstein, respectively. Messrs. Shorin, Feder and Silverstein disclaim beneficial ownership of such shares.

(3)  Includes 557,500 shares of Common Stock issuable upon exercise of options.

(4)  Includes 44,602 shares of Common Stock issuable upon exercise of options.

(5)  Includes 68,000 shares of Common Stock issuable upon exercise of options.

(6)  Includes 84,500 shares of Common Stock issuable upon exercise of options.

(7)  Includes 85,000 shares of Common Stock issuable upon exercise of options.

(8)  Includes 68,000 shares of Common Stock issuable upon exercise of options.

(9)  Includes 136,000 shares of Common Stock issuable upon exercise of options.

(10) Includes 34,000 shares of Common Stock issuable upon exercise of options.

(11) Includes 85,000 shares of Common Stock issuable upon exercise of options.

(12) Includes 68,000 shares of Common Stock issuable upon exercise of options.

(13) Includes 266,000 shares of Common Stock issuable upon exercise of options.

(14) Includes 68,000 shares of Common Stock issuable upon exercise of options.

(15) Includes 85,000 shares of Common Stock issuable upon exercise of options.

(16) Based upon a Schedule 13G filed on February 13, 2004 with the Commission by Private Capital Management, Inc.

(17) Based upon a Schedule 13G/A filed on January 27, 2004 with the Commission by Merrill Lynch and Co., Inc.

(18) Based upon a Schedule 13G/A filed on February 9, 2004 with the Commission by Royce & Associates, LLC.

                               BOARD OF DIRECTORS


Election of Directors

     There are currently nine members of the Board of Directors, which is divided into three classes (each with three members), with each class serving for a period of three years. One class of directors is elected by the stockholders annually. This year, Messrs. Allan A. Feder, David M. Mauer and Jack H. Nusbaum have been nominated to stand for re-election for a term that expires at the annual meeting of stockholders to be held in the year 2007.

     Should any one or more of these nominees become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may designate substitute nominees, unless the Board of Directors by resolution provides for a lesser number of directors. In this event, the proxy holders will vote for the election of such substitute nominee or nominees.

     The following table sets forth the name, age and principal business experience during the past five years of each director of the Company.

                                                Business Experience                Director of the
                                                During Past 5 Years,                Company or its
           Name                              Age and Other Information            Predecessors Since
           ----                              -------------------------            ------------------
Nominees to Serve in Office
Until 2007

Allan A. Feder ............     An  independent  business  consultant  for more         1992
                                 than the  past five years and Chief  Executive
                                 Officer of Vitarroz Corporation (a proprietary
                                 brand  food  company) from  1988 to 2000.  Mr.
                                 Feder is 72 years of age.

David M. Mauer ............     Chief  Executive  Officer of E&B  Giftware, LLC         1996
                                 since January  2003.  An independent  business
                                 consultant  from  July 2001 to  December 2002.
                                 Served  as  President  and   Chief   Executive
                                 Officer of Riddell Sports Inc. from 1993 until
                                 June 2001.   Mr. Mauer is 55 years of age.

Jack H. Nusbaum ...........     Chairman  of the  New York  law firm of Willkie         1992
                                 Farr & Gallagher  LLP  and a  partner in  that
                                 firm for more  than thirty years.  Mr. Nusbaum
                                 is  also  a   director   of   W.  R.   Berkley
                                 Corporation  and  Strategic Distribution, Inc.
                                 Mr. Nusbaum is 63 years of age.


                                                Business Experience                Director of the
                                                During Past 5 Years,                Company or its
           Name                              Age and Other Information            Predecessors Since
           ----                              -------------------------            ------------------
Directors to Continue in
Office Until 2006

Arthur T. Shorin ..........     Chairman of  the  Board  and  Chief  Executive          1960
                                 Officer of the  Company  and its  predecessor
                                 since 1980.   Mr. Shorin  was  appointed  the
                                 President of the  Company  in November  1997.
                                 Mr. Shorin is the father-in-law  of  Scott A.
                                 Silverstein,  an  executive  officer  of  the
                                 Company.   Mr. Shorin is 68 years of age.


Edward D. Miller...........     Member of  the Supervisory  Board  and  Senior          2001
                                 Advisor to the Chief Executive Officer of AXA
                                 Group since July  2001.  Mr. Miller served as
                                 President and Chief Executive  Officer of AXA
                                 Financial, Inc. from August 1997 through June
                                 2001.  Mr. Miller was Senior Vice Chairman of
                                 the  Chase  Manhattan  Corporation from  1996
                                 through  July  1997.    Mr. Miller is  also a
                                 director of Keyspan Corp. and Chairman of the
                                 Board  of  Directors  of  Phoenix  House.  Mr.
                                 Miller is 63 years of age.


Stanley Tulchin ...........     Chairman   of   STA  International,  Inc.   (a           1987
                                 commercial collection agency) since 1955. Mr.
                                 Tulchin is also Chairman and  Chief Executive
                                 Officer of  Reprise  Capital  Corporation  (a
                                 venture capital fund) for more than the  past
                                 five years.  Mr. Tulchin is 77 years of age.


Directors to Continue in
Office Until 2005

Stephen D. Greenberg.......     Managing  Director,  Allen  & Co.,  LLC  since          1993
                                 January  2002.   Chairman  of  Fusient  Media
                                 Ventures,  Inc.  from  January  2000  through
                                 December   2001.    Private   Investor   from
                                 November  1998 to  December  1999.  President
                                 of  Classic   Sports   Network,   Inc.   from
                                 November  1993  through   October  1998.  Mr.
                                 Greenberg is 55 years of age.

Ann Kirschner .............     President,   Comma  International  (management          1999
                                 consulting    company,     specializing    in
                                 education,   media  and   technology)   since
                                 February 2003.  Chief  Executive  Officer and
                                 President  of FATHOM  (the first  interactive
                                 knowledge  network) from 1999 through January
                                 2003.  Dr.  Kirschner  was Vice  President of
                                 Programming  and  Media  Development  for the
                                 National  Football  League from November 1994
                                 through  January 1999. Dr.  Kirschner is also
                                 on the  Board  of  Directors  of New York New
                                 Media   Association.   Dr.  Kirschner  is  53
                                 years of age.

Richard Tarlow.............     Chairman    of   Carlson   &   Partners    (an          1999
                                advertising  agency)  since 1988.   Mr. Tarlow
                                was  President  of   Tarlow   Advertising,   a
                                division  of Revlon  Inc.,  from  1987 to 2000
                                and Executive  Vice  President of  Revlon Inc.
                                from  1988 to 2000.  Mr.  Tarlow  is  62 years
                                of age.

Board Attendance
----------------

     The Board of Directors met four times during the fiscal year ended February 28, 2004. Each of the directors who served during such period attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee of which they were members during such period.

     The Company does not have a formal policy with regard to Board member attendance at the Annual Meeting. All directors are encouraged to attend the Annual Meeting and eight of the nine directors attended the annual meeting of stockholders held on June 26, 2003.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     The Company's executive officers, directors and ten percent stockholders are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file reports of ownership and changes in ownership with the Commission. Based solely upon its review of the copies of reports furnished to the Company through the date hereof, or written representations that no reports were required to be filed, except as stated below, the Company believes that all filing requirements applicable to its executive officers, directors and ten percent stockholders were complied with during the fiscal year ended February 28, 2004.

     Ronald L. Boyum, an executive officer of the Company, failed to timely report on Form 4 the exercise and sale of 9,899 options during the period January 14 to January 16, 2004. Mr. Boyum filed a Form 4 disclosing those transactions on January 21, 2004.


Compensation of Directors
-------------------------

     For the fiscal year ended February 28, 2004, directors who were not also officers of the Company received directors' fees of $20,000 per year in cash and $20,000 in shares of the common stock of the Company which will vest one year from grant date.

     In addition, members of the Audit and Compensation Committees received the following annual fees: the chairperson of the Audit Committee received $6,000 while each member received $3,000; the chairperson of the Compensation Committee received $4,000 and each member received $2,000.

     Directors who are also officers of the Company are not compensated for their duties as a director.



                             APPOINTMENT OF AUDITORS

     The Board of Directors has retained Deloitte & Touche LLP as independent auditors to report on the consolidated financial statements of the Company for the fiscal year ending February 26, 2005 and to perform such other services as may be required of them. The Board of Directors has directed that management submit the appointment of auditors for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE TOPPS COMPANY, INC. AUDITORS.



                              OTHER VOTING MATTERS

     Management does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting, the proxy holders should vote upon them in accordance with their best judgment.

                                BOARD COMMITTEES

COMPENSATION COMMITTEE

     The Company has a Compensation Committee responsible for recommending officers' remuneration and administering The Topps Company, Inc. 2001 Stock Incentive Plan (the "Stock Incentive Plan"), the 1996 Stock Option Plan and the 1987 Stock Option Plan. The members of the Compensation Committee for the fiscal year ended February 28, 2004 were Messrs. Richard Tarlow, Stanley Tulchin and Dr. Ann Kirschner (effective June 26, 2003), all of whom are independent under the applicable listing standards of the National Association of Securities Dealers, Inc. (the "NASD") and none of whom is an employee of the Company. The Compensation Committee held four meetings during the fiscal year ended February 28, 2004.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION


     The Compensation Committee is responsible for setting the Company's compensation objectives and policies. It regularly approves compensation plans and sets specific compensation levels for all executive officers. In addition, the Compensation Committee administers the stock option plans and determines the degree and extent of awards granted thereunder.

Compensation Policy
-------------------

     The Compensation Committee seeks to provide a total compensation package that is competitive and intended to retain and motivate the Company's executive officers. In structuring the compensation package for executive officers, the Committee seeks to provide financial incentives tied to the achievement of the Company's short-term and long-term business objectives and intended to enhance stockholder value.

Base Salary
-----------

     In setting base salary for the executive officers for fiscal 2004, the Compensation Committee considered the base salary levels of executives with similar responsibilities in companies of similar size, business and complexity. The Committee also considered each executive officer's experience in his position at the Company and his actual performance over the prior fiscal year. Based on the above criteria, the Compensation Committee made subjective determinations with respect to the compensation of all of the Company's executive officers other than Mr. Shorin (whose compensation was governed by an Employment Agreement).

Bonus Awards
------------

     The Company's Bonus Plan for fiscal 2004 was structured to reward executive officers for performance on the achievement of certain strategic goals and earnings targets. Bonus achievement levels and performance targets for fiscal 2004 were set by the Compensation Committee at the beginning of the year after consideration of bonus levels for executives with similar responsibilities in companies of similar size, business and complexity and the Company's strategic and financial plan for fiscal 2004. Bonus payments for fiscal 2004 reflected the attainment of one-third of the maximum objectives for executive officers.

Stock Option Awards
-------------------

     Long-term incentive compensation opportunities are provided through grants of stock options under the 2001 Stock Incentive Plan. The Compensation Committee continues to believe that option awards are essential to the long term success of the Company because they provide financial incentives to those key employees directly responsible for the Company's success which are tied to increases in stockholder value and serve to align the interests of such key employees with those of the Company's stockholders. Because there have been no option grants since fiscal 2001 and in keeping with the Company's long-term incentive goal to provide key employees with a financial stake in the Company's future and align their interests with those of the Company's stockholders, the Compensation Committee granted options to certain key employees in fiscal 2004, including the executive officers named in the Summary Compensation Table herein. The individual award amounts were determined based on a subjective determination of the employee's position, seniority, prior option grants and ability to affect the Company's future success. All options granted have exercise prices which are equal to the fair market value of the Common Stock on the date of grant.

Chief Executive Officer
-----------------------

     Effective June 1, 2003, the Compensation Committee agreed to extend the term of Mr. Shorin's Amended and Restated Employment Agreement (the "Employment Agreement") for an additional two years in order to secure Mr. Shorin's services through May 31, 2005. Mr. Shorin's base salary is set under the terms of his Employment Agreement and has remained unchanged since June 1, 2001. Mr. Shorin agreed to waive the automatic increase in his base salary to which he was entitled upon the extension of the terms of his Employment Agreement. Mr.
Shorin's annual performance bonus for fiscal 2004 was determined entirely by reference to uniform, pre-established earnings and strategic targets that were developed for all senior executives at the beginning of the fiscal year. The bonus paid on the achievement of these targets reflected attainment of one-third of the maximum bonus potential. In addition, Mr. Shorin received an extension bonus of $500,000 upon the extension of the term of his Employment Agreement as required under the Employment Agreement.

Section 162(m)
--------------

     Section 162(m) of the Code generally disallows a tax deduction to public companies for annual compensation over $1 million paid to each of the Company's Chief Executive Officer and four other most highly compensated executive officers, except to the extent such compensation qualifies as "performance-based." Only Mr. Shorin has received compensation in excess of the
Section 162(m) limits and all other compensation has been fully deductible by the Company. While the Committee's policy has always been to pursue a strategy of maximizing deductibility of compensation for the Named Executive Officers (as defined below), it also believes it is important to maintain the flexibility to take actions it considers in the best interests of the Company and its stockholders, which are necessarily based on considerations in addition to
Section 162(m). In light of the competitive market for highly qualified executives, the Company has exercised that flexibility with respect to Mr. Shorin.

May 14, 2004
                                                Richard Tarlow
                                                Stanley Tulchin
                                                Ann Kirschner

AUDIT COMMITTEE

     The Audit Committee is responsible for overseeing the Company's accounting functions and internal controls and for recommending to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors. The Audit Committee is composed of independent directors of the Company, as defined by the applicable listing standards of the NASD and the standards set forth by the Commission, and acts pursuant to a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. The members of such committee for the fiscal year ended February 28, 2004 were Messrs. Allan A. Feder, Stephen D. Greenberg, Edward D. Miller and Stanley Tulchin. During the fiscal year ended February 28, 2004, there were eight meetings of the Audit Committee. At the present time, the Company does not have an "audit committee financial expert" as defined in the rules of the Commission serving on the Audit Committee. However, the Board believes that each of the current members of the Audit Committee is able to read and understand fundamental financial statements and is "financially sophisticated" pursuant to applicable NASD rules. Therefore, our Board of Directors has concluded that the appointment of an additional director to the Audit Committee is not necessary at this time. None of the members of the Audit Committee are employees of the Company.

Pre-Approval Policies and Procedures
------------------------------------

     Pursuant to its charter, the Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services provided by Deloitte & Touche LLP and shall not engage Deloitte & Touche LLP to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to the Chairman of the Audit Committee, in which case such approval must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by Deloitte & Touche LLP for the recently completed fiscal year.

Auditors Service Fees
---------------------

     The following is the breakdown of aggregate fees billed by the auditors to the Company for professional services in the last two fiscal years.

         Description                                   2004             2003
         -----------                                   ----             ----
         Audit Fees                                $409,000         $319,800
         Audit-Related Fees (1)                     186,000           18,500
         Tax Fees (2)                               265,100          124,000
         All Other Fees                               --               --
                                                   --------         --------
                  Total                            $860,100         $462,300
                                                   ========         ========

(1)  Consists of acquisition due diligence and benefit plan audits.
(2)  Consists primarily of U.S. and international tax compliance and planning.


Report of The Audit Committee of The Board of Directors
-------------------------------------------------------

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended February 28, 2004. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The  independent  auditors  provided  to the Audit  Committee  the  written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended. The Audit Committee has reviewed and discussed with the independent auditors the firm's independence and has considered the compatibility of any non-audit services with the auditors' independence.

     Based on its review of the audited financial statements and the various discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended February 28, 2004.

April 30, 2004
                                                Allan A. Feder
                                                Stephen D. Greenberg
                                                Edward D. Miller
                                                Stanley Tulchin

NOMINATING COMMITTEE

     The Company does not currently have a nominating committee. The functions typical of a nominating committee, including the identification, recruitment and selection of nominees for election as a director of the Company, are performed by the Board as a whole. Seven of the nine members of the Board (Messrs. Allan
A. Feder, Stephen D. Greenberg, Edward D. Miller, Jack H. Nusbaum, Richard Tarlow, Stanley Tulchin and Dr. Ann Kirschner) are "independent" as that term is defined under applicable NASD listing standards. The nominees for re-election as a director at this Annual Meeting were unanimously recommended by the Board. The Board believes that a nominating committee separate from the whole Board is not necessary at this time to ensure that candidates are appropriately evaluated and selected, given the size of the Company and its Board. The Board also believes that an additional committee of the Board would not add to the effectiveness of the evaluation and nomination process.

     The Board's process for recruiting and selecting nominees is for Board members to identify individuals who are thought to have the business background and experience, industry-specific knowledge and general reputation and expertise that would allow them to contribute as an effective director to the Company's governance. To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees. After a possible candidate is identified, the individual meets with various members of the Board and is sounded out concerning his or her possible interest and willingness to serve, and Board members discuss amongst themselves the individual's potential to be an effective Board member. If the discussions and evaluation are positive, the individual is invited to serve on the Board.

     To date, no stockholder has presented any candidate for Board membership to the Company for consideration, and the Company does not have a specific policy on stockholder-recommended director candidates. However, the Board believes its process for evaluation of nominees proposed by stockholders would be no different from the process of evaluating any other candidate. In evaluating candidates, the Board will require that candidates possess, at a minimum, an ability to contribute to the effectiveness of the Board, an understanding of the function of the Board of a public company and relevant industry knowledge and experience. In addition, while not required of any one candidate, the Board would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies.

     Collectively, the composition of the Board must meet the applicable NASD listing requirements. In evaluating any candidate for director nominee, the Board will also evaluate the contribution of the proposed nominee toward compliance with the applicable NASD listing standards.

                             EXECUTIVE COMPENSATION

     The following table sets forth for each of the last three fiscal years information regarding the compensation of (i) the Company's Chief Executive Officer, (ii) the four other most highly compensated persons who were executive officers at the end of the fiscal year ended February 28, 2004 and (iii) any other person who would have been among the four other most highly compensated persons but was not an executive officer at the end of the last fiscal year (each, a "Named Executive Officer").

                                                           Summary Compensation Table (1)

                                                                                          Long Term
                                               Annual Compensation                   Compensation Awards

                                      Fiscal                                        Securities Underlying
                                       Year        Salary          Bonus                  Options/
Name and Principal Position           Ended          ($)             ($)                   SARs (#)
----------------------------------- ----------- -------------- ---------------    --------------------------
Arthur T. Shorin...............        2004        985,000         697,000 (2)             50,000
  Chairman, President and              2003        985,000         450,145                    --
  Chief Executive Officer              2002        960,130       1,076,078 (2)                --


Scott A. Silverstein(3)........        2004        310,692          62,138                 75,000
  Executive Vice President             2003        305,706         137,364                    --
                                       2002        260,442         156,265                    --

Ronald L. Boyum................        2004        293,000          58,600                 50,000
  Vice President - Marketing and       2003        289,000         131,932                    --
  Sales and General Manager -          2002        286,020         171,612                    --
  Confectionery

John Perillo..................         2004        260,038          52,008                 40,000
  Vice President - Operations          2003        255,836         126,932                    --
                                       2002        248,471         149,083                    --

Ira                                    2004        250,692          50,138                 60,000
Friedman.............................  2003        246,864         110,418                    --
  Vice President - Publishing          2002        236,028         141,617                    --
  and New Product Development

---------------------

(1) Because none of the Named Executive Officers received (a) perquisites and other personal benefits (including, for certain of the Named Executive Officers, medical reimbursements, moving expenses and car use allowances) in excess of the lesser of $50,000 or 10% of such officer's annual salary and bonus, (b) any other compensation required to be reported or (c) any restricted stock awards, the columns entitled "Other Annual Compensation," "Restricted Stock Awards," "LTIP Payouts" and "All Other Compensation" are inapplicable and have therefore been omitted from the table.

(2)  Includes payment of $500,000 under the Employment Agreement.

(3)  Mr. Silverstein is the son-in-law of Mr. Shorin.

Option/SAR Grants in Last Fiscal Year
-------------------------------------

     The following table provides information regarding the grants of options during the fiscal year ended February 28, 2004.

                                                                                                       Potential Realized Value at
                                                                                                         Assumed Annual Rates of
                                                                                                         Stock Price Appreciation
                                         Individual Grants                                                 For Option Term ($)
_______________________________________________________________________________________________         ___________________________
         (a)                       (b)                   (c)             (d)             (e)               (f)             (g)
         ---                       ---                   ---             ---             ---               ---             ---

                                                     % of Total
                                                       Options
                           Number of Securities      Granted to      Exercise or
                                Underlying          Employees in      Base Price     Expiration
         Name             Options Granted (1)        Fiscal Year        ($/Sh)          Date               5%              10%
         ----             --------------------       -----------        ------          ----               --              ---
Arthur T. Shorin                50,000 (2)              5.62             8.52          7/29/2013         273,610         688,012

Scott A. Silverstein            75,000 (3)              8.43             8.52          7/29/2013         410,415       1,032,019

Ronald L. Boyum                 50,000 (3)              5.62             8.52          7/29/2013         273,610          688,012

John Perillo                    40,000 (3)              4.49             8.52          7/29/2013         218,888          550,410

Ira Friedman                    60,000 (3)              6.74             8.52          7/29/2013         328,332          825,615

---------------------

(1)  All options were granted under the 2001 Stock Incentive Plan.

(2) The options to acquire shares of Common Stock were granted on July 29, 2003. Half will become exercisable on July 29, 2004 and the remainder will become exercisable on July 29, 2005.

(3) The options to acquire shares of Common Stock were granted on July 29, 2003. One-third will become exercisable on July 29, 2004, an additional one-third will become exercisable on July 29, 2005 and the remainder will become exercisable on July 29, 2006.

Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
-------------------------------------------------------------------------------

     The following table provides information regarding the exercise of options during the fiscal year ended February 28, 2004 and the number and value of unexercised options held at fiscal year-end by each of the Named Executive Officers.

             (a)                      (b)           (c)                      (d)                          (e)
                                                                     Number of Securities          Value of Unexercised
                                                                    Underlying Unexercised             In-the-Money
                                                                  Options/SARS at FY-End (#)     Options/SARS at FY-End ($)
                                                                 ___________________________    ___________________________
                                Shares Acquired      Value
             Name               on Exercise (#)   Realized ($)   Exercisable   Unexercisable    Exercisable   Unexercisable
             ----               ---------------   ------------   -----------   -------------    -----------   -------------
Arthur T. Shorin.........             --              --           532,500         50,000         3,140,062        33,500

Scott A. Silverstein.....             --              --           241,000         75,000         1,092,793        50,000

Ronald L. Boyum..........           46,564          206,359         27,936         50,000           178,070        33,500

John Perillo ............             --              --           104,500         40,000           434,291        26,800

Ira Friedman ............            6,000           27,583         64,500         60,000           244,487        40,200



Equity Compensation Plan Information
------------------------------------

                                              (a)                        (b)                          (c)
                                                                                               Number of Securities
                                    Number of Securities To       Weighted-Average      Remaining Available for Future
                                    Be Issued Upon Exercise      Exercise Price of           Issuance Under Equity
                                    of Outstanding Options,     Outstanding Options,     Compensation Plans (Excluding
          Plan Category               Warrants and Rights       Warrants and Rights     Securities Reflected in Column (a))
          -------------               -------------------       -------------------     -----------------------------------
Equity compensation plans                  3,800,407                     $6.90                         2,030,402
approved by security holders

Equity compensation plans not
approved by security holders                  --                           --                             --
                                    ---------------------       -------------------    ------------------------------------
              TOTAL                        3,800,407                     $6.90                         2,030,402

Pension Benefits
----------------

     The Company maintains a tax qualified non-contributory defined benefit pension plan for its eligible employees (the "Retirement Plan"). The Summary Compensation Table contained in this Proxy Statement does not include the benefit accruals in respect of the Named Executive Officers under the Retirement Plan. The estimated annual pension benefits under the Retirement Plan, assuming retirement at age 65, at various levels of compensation and years of credited service are illustrated by the following table:

                                              Annual Retirement Benefit for Specified
                                                   Years of Credited Service (1)(2)
   Highest Average
   Compensation(3)         15           20           25           30           35          40           50
                        --------     --------     --------     --------     --------    --------     --------
$  160,000.........     $ 34,865     $ 47,322     $ 60,278     $ 73,312     $ 75,010    $ 77,010     $ 81,010
$  175,000.........     $ 38,615     $ 52,323     $ 66,528     $ 80,812     $ 82,727    $ 84,885     $ 89,260
$  200,000.........     $ 44,865     $ 60,656     $ 76,945     $ 93,312     $ 95,540    $ 98,010     $103,010
$  225,000.........     $ 51,115     $ 68,990     $ 87,362     $105,812     $108,352    $111,135     $116,760
$  250,000.........     $ 57,365     $ 77,323     $ 97,779     $118,313     $121,165    $124,260     $130,510
$  300,000.........     $ 69,866     $ 93,990     $118,613     $143,313     $146,790    $150,510     $158,010
$  400,000.........     $ 94,866     $127,324     $160,280     $193,314     $198,040    $203,010     $213,010
$  450,000.........     $107,366     $143,991     $181,114     $218,315     $223,665    $229,260     $240,510
$  500,000.........     $119,867     $160,658     $201,948     $243,315     $249,290    $255,510     $268,010
$  600,000.........     $144,867     $193,992     $243,615     $293,316     $300,540    $308,010     $323,010
$  800,000.........     $194,868     $260,660     $326,950     $393,318     $403,040    $413,010     $433,010
$1,000,000.........     $244,869     $327,328     $410,285     $493,320     $505,540    $518,010     $543,010
$1,500,000.........     $365,040     $490,040     $615,040     $740,040     $758,790    $777,540     $815,040

-------------------

(1) These are hypothetical benefits based upon the Retirement Plan's normal retirement benefit formula. The maximum annual benefit permitted under
     Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), is generally limited to $165,000 at present and will be adjusted to reflect cost-of-living increases in 2005 and succeeding plan years.

(2) The benefits shown corresponding to these compensation ranges are hypothetical benefits based upon the Retirement Plan's normal retirement benefit formula. Under Section 401(a)(17) of the Code, compensation in excess of $205,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average compensation of participants in the Retirement Plan for 2004. Benefits accrued as of the last day of the plan year beginning in 1993 on the basis of compensation in excess of the applicable dollar limit are preserved. The $205,000 limit will be adjusted for cost-of-living increases in 2005 and succeeding plan years.

(3) This table includes supplemental pension benefits payable to Mr. Shorin in excess of the limitations on compensation and benefits under the Code and other applicable laws, pursuant to an amended and restated supplemental pension agreement entered into as of June 1, 2001 (the "Supplemental Pension Agreement"). These benefits are computed in accordance with the same formula provided under the Retirement Plan without regard to the aforementioned limitations. However, compensation attributable to stock appreciation rights and stock options is not taken into account in determining highest average compensation for purposes of the Supplemental Pension Agreement.

     The normal retirement benefit under the Retirement Plan is payable in the form of a "straight life" annuity and is equal to the greater of (i) 1.667% of a participant's highest average W-2 compensation multiplied by the participant's years of credited service not in excess of 30 years, plus .25% of the participant's highest average compensation multiplied by the participant's years of credited service in excess of 30 years, reduced by 50% of the participant's estimated primary Social Security benefit determined on the basis of the participant's earnings from the Company, or (ii) $204 multiplied by the participant's years of credited service not in excess of 20 years, plus $144 multiplied by the participant's credited service in excess of 20 years (but not to exceed 10 additional years). The "highest average compensation" for purposes of determining the normal retirement benefit is equal to one-fifth of the total compensation that is paid to a participant by the Company for the 60 consecutive-month period in which the participant's compensation was greatest during the 120-month period prior to the participant's retirement or termination of employment. Subject to the $205,000 compensation limit in the case of an executive officer other than Mr. Shorin, such compensation includes all compensation reflected in the Summary Compensation Table to the extent included in gross income for the applicable base years.

     As of February 28, 2004, the persons named in the Summary Compensation Table were credited with the following years of service: Mr. Shorin - 46, Mr. Silverstein - 12, Mr. Boyum - 15, Mr. Perillo - 27, Mr. Friedman - 16.

                              EMPLOYMENT AGREEMENT

     Effective June 1, 2003, the Compensation Committee agreed to extend the term of Arthur T. Shorin's Amended and Restated Employment Agreement for an additional two years in order to secure Mr. Shorin's services through May 31, 2005. As a result, the Company entered into an amended and restated employment agreement (the "Employment Agreement") with Mr. Shorin to reflect the term extension, and Mr. Shorin was paid an extension bonus of $500,000. The Employment Agreement provides for an annual base salary of $985,000 subject to increase at the discretion of the Compensation Committee. Mr. Shorin's Employment agreement provides for an annual target bonus opportunity which is not less favorable than that provided for other executive officers of the Company.

     If Mr. Shorin is terminated without "Cause" or resigns for "Good Reason" (as defined in the Employment Agreement), he will receive a full or prorated bonus for the year of termination (based on the time within the fiscal year that the termination occurs) and a lump sum severance payment will be made as liquidated damages equal to three times Mr. Shorin's base salary plus his highest annual bonus paid for the three fiscal years ended prior to the date of termination, and he will continue to participate in all of the Company's benefit plans for a period of three years following such termination. In addition, all of his unvested stock options vest and remain exercisable in accordance with their terms.

     The Employment Agreement also requires that, in the event any payments made upon his termination of employment are treated as "parachute payments" subject to excise taxes under federal tax law, the Company will make an additional payment to the applicable tax authorities on behalf of Mr. Shorin so that his after-tax position is the same as if the payments were not subject to an excise tax.

     Mr. Shorin's Employment Agreement also requires the Company to make annual contributions, to an irrevocable Company trust account, of assets equal to the present value of the supplemental pension benefits which accrue during each fiscal year for Mr. Shorin under his Supplemental Pension Agreement. In the event of his termination without Cause or resignation for Good Reason, the Employment Agreement counts severance compensation paid to Mr. Shorin in determining highest average compensation and credits Mr. Shorin with three additional years of service for pension purposes.

     At the end of the two-year term, Mr. Shorin may request a two-year extension on equivalent terms with a minimum base salary adjustment for increases in the cost of living since June 1, 2003 and a $500,000 extension bonus. If the Company determines not to extend the term, Mr. Shorin's employment will terminate on May 31, 2005, and he will be entitled to the severance compensation outlined above for a termination without cause for two years instead of three. If Mr. Shorin elects to retire at the end of the two-year term rather than seek an extension of the term, Mr. Shorin will be entitled to the severance compensation outlined above for one year instead of three. In addition, the Employment Agreement provides that if the term of the Employment Agreement is not extended by the Company or if Mr. Shorin retires at the end of the term, the Company will offer Mr. Shorin a three-year post-employment consulting agreement providing for a $350,000 annual consulting fee in return for Mr. Shorin's continued part-time services.



                              CERTAIN RELATIONSHIPS

     Jack H. Nusbaum, a director, is a partner in the law firm of Willkie Farr & Gallagher LLP, outside counsel to the Company.

                                PERFORMANCE GRAPH


     The graph set forth below shows the yearly percentage change in the Company's cumulative total stockholder return against each of the S&P MidCap 400 and a composite index (the "Composite Index"), in each case assuming an investment of $100 on February 27, 1999 and the accumulation and reinvestment of dividends paid thereafter through February 28, 2004.

                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100

                                  1999      2000      2001      2002      2003      2004
                                  ----      ----      ----      ----      ----      ----
Topps Co Inc         Return%               71.43     30.00     -1.64    -15.85    -15.34
                     Cum$      $100.00   $171.43   $222.86   $219.20   $184.46   $212.76

S & P 500            Return%               11.73     -8.20     -9.51    -22.68     38.53
                     Cum$      $100.00   $111.73   $102.57   $ 92.82   $ 71.76   $ 99.42

S&P Midcap 400       Return%               30.99      8.93      2.70    -18.67     49.74
                     Cum$      $100.00   $130.99   $142.68   $146.54   $119.18   $178.45

Peer Group Only      Return%              -21.07     27.74     10.47    -11.66     22.01
                     Cum$      $100.00   $ 78.93   $100.83   $111.38   $ 98.39   $120.04

Peer Group + Topps   Return%              -20.41     27.78     10.27    -11.72     21.93
                     Cum$      $100.00   $ 79.59   $101.70   $112.14   $ 99.00   $120.72


Note: Data complete through last fiscal year.
Note: Corporate Performance Graph with peer group uses peer group only performance (excludes only company).
Note: Peer grou indices use beginning of period market capitalization weighting.
Note: S&P index returns are calculated by Zacks.



     The Composite Index is comprised of four industry groups reported in the "Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission" for the period ended September 30, 1993, and based upon the Standard Industrial Classification ("SIC") codes developed by the Office of Management and Budget, Executive Office of the President. The four industry groups are Miscellaneous Publishing (SIC Code 2741), Sugar and Confectionery Products (SIC Code 2060), Periodicals: Publishing or Publishing and Printing (SIC Code 2721) and Wholesale - Miscellaneous Durable Goods (SIC Code 5090).

                       CODE OF BUSINESS CONDUCT AND ETHICS

     The Company has adopted a Code of Business Conduct and Ethics that applies to its directors and executive officers as well as to all employees of the Company. The Code of Business Conduct and Ethics is available free of charge on our website. Amendments to the Code of Business Conduct and Ethics or any grant of a waiver from a provision of the Code of Business Conduct and Ethics requiring disclosure under applicable rules of the Commission will also be disclosed on the Company's website.


                    STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     To date, the Board has not developed formal processes by which stockholders may communicate directly with directors because it believes that the existing informal process, in which any communication sent to the Board either generally or in care of the Chief Executive Officer, Corporate Secretary, or another corporate officer is forwarded to all members of the Board, has served the stockholders' needs. In view of recently adopted disclosure requirements by the Commission related to this issue, the Company may consider development of more specific procedures. Until any other procedures are developed and posted on the Company's corporate website, any communication to the Board should be mailed to the Board, in care of the Company's Corporate Secretary, at the Company's headquarters in New York, New York. The mailing envelope must contain a clear notation indicating the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients include all members of the Board or just certain specified individual directors. The Corporate Secretary will forward such communications to the Board of Directors or the specified individual directors to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.


                  STOCKHOLDER PROPOSALS -- 2005 ANNUAL MEETING

     Any proposals of stockholders of the Company intended to be included in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of stockholders must be in writing and received by the Assistant Treasurer of the Company at the Company's office at One Whitehall Street, New York, New York 10004-2109 no later than January 24, 2005. In the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after June 29, 2005, in order to be timely, notice by the stockholder must be received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     Any stockholder  interested in making a proposal is referred to Article II,
Section 4 of the Company's Restated By-Laws.


                             SOLICITATION OF PROXIES

     The entire cost of soliciting management proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. Management of the Company intends to request banks, brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock held of record by such persons and entities.

     The Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2004 and the Proxy Statement are available to all investors on the internet at www.topps.com and will be provided to any stockholder of record at the close of business on May 14, 2004 without charge upon written request to Investor Relations at One Whitehall Street, New York, New York 10004-2109.

                                        By order of the Board of Directors,

                                        Arthur T. Shorin
                                        Chairman, President and
                                        Chief Executive Officer

                             THE TOPPS COMPANY, INC.
                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER
                               February 10, 2004


Board of Directors

     The Board of Directors (the "Board") of The Topps Company, Inc. (the "Company") hereby amends and restates the charter of the Board's Audit Committee (the "Committee"), providing the Committee with authority, responsibility and specific powers as described below.

Purpose

     The purpose of the Committee is to oversee the broad range of issues surrounding the accounting and financial reporting processes of the Company and its subsidiaries and audits of the financial statements of the Company and its subsidiaries. The purpose of this charter (the "Charter")is to specify the scope of the Committee's responsibilities, and how it carries out those responsibilities, including structure, processes and membership requirements. The Committee's primary focus will be (1) to assist the Board in monitoring (a) the integrity of the financial statements of the Company and its subsidiaries,
(b) the compliance by the Company and its subsidiaries with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, and
(d) the performance of the Company's independent auditors, and (2) to prepare any report that the United States Securities and Exchange Commission (the "SEC") rules require be included in the Company's annual proxy statement.

Organization

     The Company's By-Laws (the "By-Laws") and this Charter (the "Charter") govern the operation of the Committee; in the event of a conflict, the terms of the By-Laws shall govern. The Committee shall provide a medium within the Company for consideration of matters relating to any audit issues. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Committee. At its sole discretion, the Committee has the power to retain and determine funding for outside legal, accounting and financial consultants or other advisors or to delegate to subcommittees to assist it in its activities to the extent permitted by the SEC and the National Association of Securities Dealers, Inc. ("NASD"). The outside accounting firm shall report directly to the Committee. The fees and expenses of such consultants and advisors shall be borne by the Company.

Membership

     The members of the Committee shall be appointed by the Board and shall consist of three (3) or more independent directors, as the Board may determine from time to time, of the Company's Board and shall serve until their successors are duly elected and qualified. Each Committee member may be removed by the Board at its discretion. In order to be independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee accept any consulting, advisory, or other compensatory fee from the Company or be an affiliated person, as defined by the SEC, of the Company or any of its subsidiaries. This includes payments to any firm of which a Committee member is an executive officer, partner, member, principal or designee (but does not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service). Each Committee member shall meet the applicable independence requirements of the Sarbanes-Oxley Act of 2002, the SEC and the NASD.

Composition

     All members of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement at the time of his or her appointment to the Committee.

     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Financial sophistication will be presumed if a member satisfies the SEC definition of "financial expert."

Minutes

     The Committee shall maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee since the preceding meeting of the Board. A copy of the minutes of each meeting shall be placed in the Corporation's minute book.

Charter Amendment

     Any member of the Committee may submit proposed Charter amendments to the Board. The Board shall circulate any proposed Charter amendment(s) to members of the Committee immediately upon receipt. By a majority vote, the Board may approve the amendments to the Charter.

Meetings

     The Committee shall hold such regular meetings as may be necessary or advisable, but no less frequently than quarterly, and special meetings as may be called by the Committee's chairperson. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

     The Committee chairperson should consult with management in the process of establishing agendas for Committee meetings.

Duties and Responsibilities

     The Committee's policies and procedures shall remain flexible in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices are consistent with applicable legal requirements and are of the highest quality. The Committee shall:

          (1) Appoint, terminate when appropriate, determine funding for and directly oversee the Company's independent auditors (including resolving disagreements between the independent accountants and management regarding financial reporting). The independent accountants shall report directly to the Committee;

          (2) Pre-approve all auditing services by the independent auditor and all non-audit services, other than non-audit services prohibited by the SEC;

          (3) Pre-approve appropriate funding for payment of (a) compensation to the Company's independent auditors for the purpose of rendering audit and non-audit services, (b) compensation to any advisors employed by the Committee, (c) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties. The Committee may delegate to one or more designated members of the Committee who are independent directors of the Board, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated to pre-approve activity must be presented to the full Committee at each of its scheduled meetings;

          (4) Approve all related party transactions entered into by the Company with any of the Company's directors or executive officers;

          (5) Prohibit the independent auditor from performing any audit service for the Company, if a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Company, was employed by the independent auditor and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit;

          (6) Ensure audit partner rotation if the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has performed audit services for the Company in each of the Company's five previous fiscal years;

          (7) Review and reassess the adequacy of the Charter annually and recommend any proposed changes to the Board for approval;

          (8) Review the Company's annual audited financial statements and quarterly unaudited financial statements with the Company's management and independent auditors;

          (9) Review any major changes to the Company's auditing and accounting principles and practices as suggested by the Company's management or independent auditors;

          (10) At least annually, obtain and review a report by the Company's independent auditors describing:

               (a) the auditors' internal quality-control procedures;

               (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

               (c) all relationships between the independent auditor and the Company (to assess the auditor's independence);

          (11) Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. It is also the Committee's responsibility to actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditor;

          (12) Meet regularly with the Board and review with the Company's management any legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies;

          (13) Review with the Company's independent auditors any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter, including:

               (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of the activities or access to required information;

               (b) any changes required in the planned scope of the external audit;

               (c) any disagreements with management;

               (d) any material written communications between the independent auditors and the Company's management, such as any management letter or schedule of unadjusted differences; and

               (e) Any accounting adjustments that were proposed by the Company's independent auditors but were "passed" (as immaterial or otherwise), any material communications between the audit team and the independent auditors' national office respecting auditing or accounting issues presented by the engagement;

          (14) Review annually with the Company's management and independent auditors:

               (a) analyses prepared by the Company's management and/or independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting period methods on financial statements; and

               (b) the effect of regulatory and accounting initiatives, as well as review and approve any off-balance sheet structures on the Company's financial statements;

          (15) Review annually major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls, and any special audit steps adopted in light of control deficiencies;

          (16) Review and discuss major issues as to the adequacy of the Company's disclosure and internal controls;

          (17) Review and discuss any special audit steps adopted in light of disclosure and control deficiencies;

          (18) Review the audit report provided by the Company's independent auditors, which should include:

               (a) all critical accounting policies and practices used; and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

          (19)  Review  any  failures  of  the  Company's   financial  reporting
     controls;

          (20) Meet periodically with the Company's management and independent auditors in separate sessions to review the Company's policies with respect to major risk exposures and the steps management has taken to monitor and control such exposures;

          (21) Meet periodically with the Company's management and independent auditors in separate sessions to encourage entirely frank discussions with the Committee, including without limitation discussions regarding the Company's financial reporting control procedures, the quality of the Company's financial reporting and the adequacy and competency of the Company's financial management;

          (22) Meet and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit of the Company's annual financial statements and the matters required to be discussed relating to the review of the Company's quarterly financial statements;

          (23) Meet and discuss with the internal auditors (or other personnel or independent third party responsible for the internal audit function) the Company's risk management processes and systems of internal control;

          (24) Establish procedures for:

               (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

               (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          (25) Obtain assurance from the Company's independent auditor that it has notified the Committee of any failure of which the independent auditor is aware of the Company to comply with applicable legal requirements;

          (26) Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with any code of business conduct adopted by the Board from time to time;

          (27) Ensure compliance with rules and regulations set forth by the SEC and the NASD regarding the hiring of employees or former employees of the independent auditors;

          (28) Ensure the outside auditor's ultimate accountability is to the Board and the Committee, as representatives of shareholders, and these shareholder representatives' ultimate authority and responsibility to select, evaluate and where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement); and

          (29) Do every other act incidental to, arising out of or in connection with, or otherwise related to, the authority granted to the Committee hereby or the carrying out of the Committee's duties and responsibilities hereunder.


Limitation of Committee's Role

     While the Committee has the authority, powers, and responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable legal, accounting, and other requirements. These are the responsibilities of the Company's management and the independent auditor.